UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 28, 2008
Date of Report (Date of earliest event reported)

MGN TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

BRITISH COLUMBIA	0-50919	N/A
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

#12 – 1730 Broadway Street
Coquitlam, British Columbia Canada	V3C 2M8
(Address of principal executive offices)	(Zip Code)

604-945-2405
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01	Entry into a Material Definitive Agreement

On February 28, 2008, MGN Technologies Inc. (“We” or the “Company”) has entered into debt settlement agreements with two creditors whereby a total of 22,000,000 common shares of the Company have been issued to the creditors as repayment and settlement of an aggregate of $220,000 of indebtedness on the basis of one share for each $0.01 of indebtedness. All shares issued have been issued pursuant to Rule 506 of Regulation D of the Securities Act of 1933 (the “Act”), as such, are restricted securities. Each creditor entered into a debt settlement agreement with the Company, together with an investment agreement that included representations, warranties and covenants regarding the restricted status of the securities. The Company has granted piggyback registration rights to the creditors.

A form of the debt settlement agreement executed between us and the creditors is included herein by reference to Exhibit 10.1 filed as part of the Form 8K filed with the Securities and Exchange Commission on July 20, 2007.

On March 31, 2008, we entered into a Second Amendment to Loan Agreement (“Second Amendment”) with Alliance Capital Ventures, LLC (“Alliance”) wherein the parties agree to extend the time for repayment and provide other consideration in partial payment of the Company’s obligation. As at December 31, 2007, the parties agree to a balance owing to Alliance of $1,294,037.49 (“Settlement Amount”). Both parties agree to settle this amount as follows:

1.

Sixty million (60,000,000) shares of common stock of the Company shall be issued to Alliance for settlement of Six Hundred Thousand US dollars (US$600,000.00). No portion of the principal amount is to be reduced thereby.

2.	Alliance acknowledges receipt of 6,066,576 shares of common stock, as consideration for these shares, the Settlement Amount is reduced by an additional $60,665.76.

3.	The sum of $633,371.73 (“Cash Settlement Amount”) shall be settled as follows:

	i.	Thirty percent (30%) of all debt or equity raised by the Company shall be paid to Alliance.

ii.

Ten percent (10%) of the Company’s gross operating revenue shall be paid to Alliance, however, in no event shall the sum be less than $5,000 due on the 10th day of each month commencing May 10, 2008 and each month thereafter until the balance has been paid in full.

	iii.	The unpaid balance of the Cash Settlement Amount shall accrue interest at a rate of 15% per annum beginning January 1, 2008.

The maturity date of this Second Amendment is extended to March 30, 2009. This Second Amendment is filed herewith as Exhibit 10.2 and the Debt Settlement Agreement is filed as Exhibit 10.3.

Item 1.02	Termination of a Material Definitive Agreement

Androgas Property S.A. has submitted a conversion notice to the Company to convert $2,765,000 into units in accordance with the terms of the Credit Facility Agreement dated October 21, 2005 and any subsequent amendments thereto. The Credit Facility Agreement is incorporated herein by reference from our Current Report on Form 8-K filed on October 31, 2005, along with a First Amendment to Credit Facility Agreement incorporated by reference from our Quarterly Report on Form 10-QSB filed on

November 20, 2006. Androgas was issued 11,060,000 common shares and 11,060,000 warrants exercisable at $0.50 with a three year expiry period.

Item 3.02	Unregistered Sales of Equity Securities

Pursuant to the debt settlement agreements, we have completed the following sales of equity securities in transactions that have not been registered under the Securities Act of 1933 (the “Act”) and that have not been reported on our previously filed periodic reports filed under the Securities Exchange Act of 1934 (the “Exchange Act”):

  On February 28, 2008, we entered into debt settlement agreements with two creditors whereby a total of 22,000,000 common shares of the Company have been issued to the creditors as repayment and settlement of an aggregate of $220,000 of indebtedness on the basis of one share for each $0.01 of indebtedness pursuant to Rule 506 of Regulation D of the Act. We did not pay any finders fees or commissions in connection with the completion of the offering. We completed the offering of the shares pursuant to Rule 506 of Regulation D of the Act on the basis that the each creditor is an “accredited investor”, as defined in Rule 501(a) of Regulation D. In the investment agreements delivered concurrently with the debt settlement agreements, each creditor represented to us their status as an “accredited investor” and their intent to acquire the securities for investment purposes for their own account. The creditors agreed by execution of the investment agreement that the shares are “restricted securities” that cannot be resold unless registered under the Act or pursuant to an exemption from the registration requirements of the Act. No general solicitation or general advertising was undertaken in connection with the offering. All securities issued will be endorsed with a restrictive legend confirming that the securities had been issued pursuant to exemptions from the registration requirements of the Act and could not be resold without registration under the Act or an applicable exemption from the registration requirements of the Act. Piggyback registration rights were granted to the creditors.

  On March 31, 2008, we entered into a Second Amendment to Loan Agreement with Alliance Capital Ventures, LLC whereby a total of 60,000,000 common shares of the Company have been issued to the creditor as a partial repayment of an aggregate of $600,000 of indebtedness on the basis of one share for each $0.01 of indebtedness pursuant to Rule 506 of Regulation D of the Act. We did not pay any finders fees or commissions in connection with the completion of the offering. We completed the offering of the shares pursuant to Rule 506 of Regulation D of the Act on the basis that the each creditor is an “accredited investor”, as defined in Rule 501(a) of Regulation D. In the investment agreements delivered concurrently with the debt settlement agreements, each creditor represented to us their status as an “accredited investor” and their intent to acquire the securities for investment purposes for their own account. The creditors agreed by execution of the investment agreement that the shares are “restricted securities” that cannot be resold unless registered under the Act or pursuant to an exemption from the registration requirements of the Act. No general solicitation or general advertising was undertaken in connection with the offering. All securities issued will be endorsed with a restrictive legend confirming that the securities had been issued pursuant to exemptions from the registration requirements of the Act and could not be resold without registration under the Act or an applicable exemption from the registration requirements of the Act. Piggyback registration rights were granted to the creditors.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro forma Financial Information.

Not applicable.

(c)	Shell Company Transaction.

Not applicable.

(d)	Exhibits

Exhibit	Description
10.1	Form of Debt Settlement Agreement as filed with the Securities and Exchange Commission on Form 8K on July 20, 2007 (1)
10.2	Second Amendment to Loan Agreement (2)
10.3	Debt Settlement Agreement (2)

(1)	Filed as an exhibit to this current report on Form 8-K.
(2)	Filed Herewith.

SIGNATURE

Pursuant to the requirements of the Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGN TECHNOLOGIES, INC.

DATE: April 14, 2008	By:	/s/ Mark Jensen
Mark Jensen
President